CONSENT OF INDEPENDENT AUDITORS



We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the prospectus and "Independent Auditors" in the Statement of Additional Information, and to the use of our report dated January 18, 2002, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-84031) of NBP TrueCrossing Funds.






                                                          ERNST & YOUNG LLP

New York, New York
March 28, 2002